Exhibit 99.1

Earnings Conference Call
November 4, 2020
8:00 AM CT
1 (800) 446-1671 (North America)
1 (847) 413-3362 (Outside North America)
Webcast: ir.distributionnow.com

NOW Inc. Reports Third Quarter 2020 Results

HOUSTON, TX, November 4, 2020 – NOW Inc. (NYSE: DNOW) announced results for the third quarter ended September 30, 2020.

Financial Highlights

◾	Revenue was $326 million for the third quarter of 2020

◾	Net loss was $22 million and non-GAAP net loss excluding other costs was $17 million for the third quarter of 2020

◾	Diluted loss per share was $0.20 and non-GAAP diluted loss per share excluding other costs was $0.16 for the third quarter of 2020

◾	Non-GAAP EBITDA excluding other costs for the third quarter of 2020 was a loss of $15 million, which includes the unfavorable impact of $9 million in inventory charges

◾	Cash and cash equivalents was $325 million and long-term debt was zero at September 30, 2020

◾	Free cash flow for the third quarter of 2020 was $57 million

David Cherechinsky, President and CEO of NOW Inc., added, “I am excited about the momentum building in the execution of our strategy. DNOW’s performance reflects our employees’ steadfast dedication to provide superior service and value to our customers. We have produced strong gross margins despite the deflationary pull by the market and have extracted historic levels of cost from the business with plans for further cost transformation. Our working capital discipline has resulted in a record cash balance and we are deploying disruptive technologies to simplify the customer experience, develop new revenue channels and drive efficiencies. We remain debt free with more than a half a billion dollars in total liquidity to continue our investment in technology initiatives, while judiciously pursuing inorganic opportunities that provide the optimal strategic fit.”

About NOW Inc.

DistributionNOW is a worldwide supplier of energy and industrial products and engineered equipment solutions. With approximately 2,550 employees and a network of approximately 200 locations worldwide, we offer a suite of digital solutions branded as DigitalNOW® that provide customers world-class technology for digital commerce and data and information management. Our locations provide products and solutions to exploration and production companies, energy transmission and storage companies, refineries, chemical companies, utilities, mining, municipal water, manufacturers and engineering and construction companies. DistributionNOW has a legacy of over 150 years and is headquartered in Houston, Texas.

Statements made in this press release that are forward-looking in nature are intended to be “forward-looking statements” within the meaning of Section 21E of the Securities Exchange Act of 1934 and may involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to documents filed by NOW Inc. with the U.S. Securities and Exchange Commission, which identify significant risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Contact:

Mark Johnson

Senior Vice President and Chief Financial Officer

(281) 823-4754

NOW INC.

CONSOLIDATED BALANCE SHEETS

(In millions, except share data)

	September 30, 2020	December 31, 2019
	(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$325	$183
Receivables, net	213	370
Inventories, net	318	465
Assets held-for-sale	6	34
Prepaid and other current assets	16	15

Total current assets	878	1,067
Property, plant and equipment, net	101	120
Deferred income taxes	2	2
Goodwill	—	245
Intangibles, net	—	90
Other assets	58	67

Total assets	$1,039	$1,591

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$163	$255
Accrued liabilities	94	127
Liabilities held-for-sale	1	6
Other current liabilities	6	8

Total current liabilities	264	396
Long-term operating lease liabilities	29	34
Deferred income taxes	—	4
Other long-term liabilities	15	13

Total liabilities	308	447
Commitments and contingencies
Stockholders’ equity:
Preferred stock - par value $0.01; 20 million shares authorized; no shares issued and outstanding	—	—
Common stock - par value $0.01; 330 million shares authorized; 109,379,627 and 109,207,678 shares issued and outstanding at September 30, 2020 and December 31, 2019, respectively	1	1
Additional paid-in capital	2,050	2,046
Accumulated deficit	(1,164)	(775)
Accumulated other comprehensive loss	(156)	(128)

Total stockholders’ equity	731	1,144

Total liabilities and stockholders’ equity	$1,039	$1,591

NOW INC.

CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

(In millions, except per share data)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
Revenue	$326	$751	$370	$1,300	$2,312
Operating expenses:
Cost of products	264	601	302	1,053	1,851
Warehousing, selling and administrative	83	136	97	310	407
Impairment charges	—	—	—	320	—

Operating profit (loss)	(21)	14	(29)	(383)	54
Other expense	—	(2)	(2)	(2)	(8)

Income (loss) before income taxes	(21)	12	(31)	(385)	46
Income tax provision (benefit)	1	2	(1)	(2)	4

Net income (loss)	$(22)	$10	$(30)	$(383)	$42

Earnings (loss) per share:
Basic earnings (loss) per common share	$(0.20)	$0.09	$(0.27)	$(3.50)	$0.38

Diluted earnings (loss) per common share	$(0.20)	$0.09	$(0.27)	$(3.50)	$0.38

Weighted-average common shares outstanding, basic	109	109	109	109	109

Weighted-average common shares outstanding, diluted	109	109	109	109	109

NOW INC.

SUPPLEMENTAL INFORMATION

BUSINESS SEGMENTS (UNAUDITED)

(In millions)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
Revenue:
United States	$228	$567	$260	$929	$1,772
Canada	42	83	41	161	243
International	56	101	69	210	297

Total revenue	$326	$751	$370	$1,300	$2,312

NOW INC.

SUPPLEMENTAL INFORMATION (CONTINUED)

U.S. GENERALLY ACCEPTED ACCOUNTING PRINCIPLES (GAAP) TO NON-GAAP RECONCILIATIONS

NET INCOME (LOSS) TO NON-GAAP EBITDA EXCLUDING OTHER COSTS RECONCILIATION (UNAUDITED)

(In millions)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
GAAP net income (loss) (1)	$(22)	$10	$(30)	$(383)	$42
Interest, net	—	1	—	—	4
Income tax provision (benefit)	1	2	(1)	(2)	4
Depreciation and amortization	6	10	7	23	30
Other costs (2)	—	1	9	334	2

EBITDA excluding other costs	$(15)	$24	$(15)	$(28)	$82

EBITDA % excluding other costs (3)	(4.6%)	3.2%	(4.1%)	(2.2%)	3.5%

NET INCOME (LOSS) TO NON-GAAP NET INCOME (LOSS) EXCLUDING OTHER COSTS RECONCILIATION (UNAUDITED)

(In millions)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
GAAP net income (loss) (1)	$(22)	$10	$(30)	$(383)	$42
Other costs, net of tax (4) (5)	5	(1)	12	340	(10)

Net income (loss) excluding other costs (5)	$(17)	$9	$(18)	$(43)	$32

DILUTED EARNINGS (LOSS) PER SHARE TO NON-GAAP DILUTED EARNINGS (LOSS) PER SHARE EXCLUDING OTHER COSTS RECONCILIATION (UNAUDITED)

	Three Months Ended			Nine Months Ended
	September 30,		June 30,	September 30,
	2020	2019	2020	2020	2019
GAAP diluted earnings (loss) per share (1)	$(0.20)	$0.09	$(0.27)	$(3.50)	$0.38
Other costs, net of tax (4)	0.04	(0.01)	0.11	3.10	(0.09)

Diluted earnings (loss) per share excluding other costs (5)	$(0.16)	$0.08	$(0.16)	$(0.40)	$0.29

(1)

In an effort to provide investors with additional information regarding our results as determined by GAAP, we disclose various non-GAAP financial measures in our quarterly earnings press releases and other public disclosures. The non-GAAP financial measures include: (i) earnings before interest, taxes, depreciation and amortization (EBITDA) excluding other costs, (ii) net income (loss) excluding other costs and (iii) diluted earnings (loss) per share excluding other costs. Each of these financial measures excludes the impact of certain other costs and therefore has not been calculated in accordance with GAAP. A reconciliation of each of these non-GAAP financial measures to its most comparable GAAP financial measure is included in the schedules herein.

(2)	Other costs for the nine months ended September 30, 2020 included impairment charges, as well as, net separation and transaction-related expenses, which are included in operating loss.
(3)	EBITDA % excluding other costs is defined as EBITDA excluding other costs divided by Revenue.
(4)

Other costs, net of tax, for the three and nine months ended September 30, 2020, included an expense of $5 million and $10 million, respectively, from changes in the valuation allowance recorded against the Company’s deferred tax assets; as well as, nil and $316 million, respectively, related to the impairment charges of goodwill, intangibles and other assets and nil and $14 million, respectively, in net separation and transaction-related expenses. The Company has excluded the impact of these items on its valuation allowance in computing net income (loss) excluding other costs.

(5)	Totals may not foot due to rounding.

4